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                                                                   Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 8-K into the Company's previously filed Registration Statement No. 33-34996 on Form S-8 and Registration Statement No. 33-64764 on Form S-8.





                                                  ARTHUR ANDERSEN LLP



Portland, Oregon
February 23, 1996